MFS(R) Technology Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund is managed by a team of technology research analysts with Telis D. Bertsekas, an Investment Officer of MFS, primarily responsible for day-to-day management. Mr. Bertsekas has been employed in the investment management area of MFS since 2004. Prior to joining MFS, Mr. Bertsekas was a Technology Analyst and Portfolio Manager at American Express, where he was employed from 2002 to 2004 and an Analyst and a Portfolio Manager at Fidelity Investments, where he was employed from 1997 to 2002.



                  The date of this Supplement is March 4, 2005.